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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported): NOVEMBER 30, 2004


                              eLOYALTY CORPORATION
               (Exact Name of Registrant as Specified in Charter)



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
                    DELAWARE                                  0-27975                           36-4304577
(State or Other Jurisdiction of Incorporation)       (Commission File Number)       (IRS Employer Identification No.)

         150 NORTH FIELD DRIVE, SUITE 250, LAKE FOREST, ILLINOIS                                  60045
                  (Address of Principal Executive Offices)                                      Zip Code)





Registrant's telephone number, including area code: (847) 582-7000









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ITEM 1.02 TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.

         On November 30, 2004, Diane Lowe, eLoyalty's Vice President of Global Business Development, left eLoyalty to pursue other opportunities. Accordingly, her employment agreement with eLoyalty, dated as of August 26, 2002 (which was previously filed by eLoyalty as Exhibit 10.27 to its Annual Report on Form 10-K for the year ended December 27, 2003), has been terminated.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 eLOYALTY CORPORATION


Date: December 3, 2004           By: /s/ Timothy J. Cunningham
                                     ------------------------------------------
                                               Timothy J. Cunningham
                                     Vice President and Chief Financial Officer




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